UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2025

LEGACY HOUSING CORPORATION

(Exact name of registrant as specified in its charter)

Texas	001-38761	20-2897516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Airport Freeway, #100 Bedford, Texas	76022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 799-4900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LEGH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Legacy Housing Corporation (the “Company”)

September 27, 2025

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On September 27, 2025, Robert Duncan Bates, the President and Chief Executive Officer of the Company, submitted his resignation, effective October 10, 2025. Mr. Bates’ resignation was a personal decision and is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On October 1, 2025, Kenneth E. Shipley, the Company’s Co-founder, Executive Vice President and member of the Company’s Board of Directors, assumed the role of Chief Executive Officer (and principal executive officer) on an interim basis while the Company names a permanent replacement to fill that role.

Biographical and other information regarding Mr. Shipley is set forth in Part III of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission on March 12, 2025 (“2024 Form 10-K”), under the section “Directors, Executive Officers and Corporate Governance,” and such information is incorporated by reference herein. There are no arrangements or understandings between Mr. Shipley and any other person requiring disclosure under Item 401(b) of Regulation S-K and no transactions with related persons requiring disclosure under Item 404(a) of Regulation S-K other than as set forth under the section “Certain Relationships and Related Transactions, and Director Independence” in the Company’s 2024 Form 10-K. Mr. Shipley will not receive any additional compensation in connection with assuming the responsibilities of the Chief Executive Officer of the Company on an interim basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY HOUSING CORPORATION

Date: October 2, 2025	By:	/s/ Kenneth E. Shipley
		Name:	Kenneth E. Shipley
		Title:	Interim Chief Executive Officer